UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

On March 1, 2024, Surf Air Mobility, Inc. (the “Company”) entered into a security purchase agreement (the “SPA”) with GEM Global Yield LLC SCS (“GEM”). Pursuant to the SPA, the Company has agreed to issue and sell to GEM, and GEM has agreed to purchase from the Company, a mandatory convertible security with a par amount of up to $35,200,000 (the “Mandatory Convertible Security”), which shall be convertible into a maximum of 8,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”), subject to adjustment as described in the SPA. The transaction contemplated by the SPA is expected to close following the waiver or satisfaction of all closing conditions, which is currently expected to occur by the end of the second quarter of 2024 (the “Closing Date”).

The par amount of the Mandatory Convertible Security will be determined at the close of the trading day immediately prior to the Closing Date and will be equal to $35,200,000 less the product of (a) the number of Common Shares sold by GEM prior to the Closing Date, if any, and (b) the aggregate sale price for any such Common Shares; provided, however, that the sale price of any such Common Share that exceeds $4.45 will be deemed to be $4.45.

The Mandatory Convertible Security will mature on the fifth anniversary of the Closing Date (the “Maturity Date”), unless earlier converted or redeemed. On the Maturity Date, the Company will pay to GEM, at the Company’s option, cash or Common Shares in an amount equal to the then outstanding par amount of the Security divided by the lesser of (a) $4.45 (the “Fixed Conversion Price”) and (b) the average of the five lowest volume-weighted average prices for the Common Shares trading on the New York Stock Exchange during the thirty trading days immediately preceding the Maturity Date (the “Floating Conversion Price”).

Prior to the Maturity Date, GEM will have the option to convert any portion of the Mandatory Convertible Security into Common Shares at a conversion rate equal to the portion of the par amount to be converted into Common Shares divided by the lesser of (a) the Fixed Conversion Price and (b) the Floating Conversion Price. If, following the conversion by GEM of any portion of the Mandatory Convertible Security into 8,000,000 Common Shares at any time prior to the Maturity Date, any par amount of the Mandatory Convertible Security remains outstanding, the Company will have the option to (x) increase the maximum number of Common Shares into which the Security may convert, with such increase to be at the Company’s sole discretion, (y) pay to GEM an amount in cash equal to 115% of the remaining outstanding par amount or (z) increase the remaining outstanding par amount by 15% of the amount outstanding immediately after issuance of the 8,000,000 Common Shares. GEM may not convert any portion of the Security into Common Shares to the extent that GEM (together with its affiliates and any other parties whose holdings would be aggregated with those of GEM for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) would beneficially own more than 4.99% of the Common Shares outstanding after such conversion; provided, however, that GEM may increase or decrease such maximum limitation percentage to not more than 9.99% upon 61 days’ notice to the Company.

The Company may, at its option, redeem the Mandatory Convertible Security, in whole or in part, in cash at a price equal to 115% of the outstanding par amount to be redeemed.

Pursuant to the terms of the SPA, GEM has agreed that, beginning March 1, 2024 and for so long as any Common Shares are beneficially owned by GEM (together with its affiliates and any entity managed by GEM, the “GEM Entities”), the GEM Entities will limit the daily volume of sales of Common Shares then beneficially owned by the GEM Entities to no more than 1/10th of the daily trading volume of Common Shares on the New York Stock Exchange on the trading day immediately preceding the applicable date of such sales. The SPA also contains customary representations, warranties and agreements by the Company and GEM, customary conditions to closing, indemnification obligations, registration rights and termination provisions.

As consideration for GEM’s purchase of the Mandatory Convertible Security, GEM will deliver to the Company 6,300,000 Common Shares previously purchased by GEM less any Common Shares sold by GEM before the Closing Date. In addition, the Company’s ability to take both regular drawdowns of up to $300 million and advance drawdowns of up to $100 million pursuant to the Company’s share subscription facility with GEM and GEM Yield Bahamas Limited, which provides the Company with the option from time to time to direct GEM to purchase a specified number of Common Shares for an aggregate purchase price of up to $400 million, will be restored to full capacity, subject to any drawdowns prior to the Closing Date.

The issuance and sale of the Mandatory Convertible Security will be exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with Section 4(a)(2) thereof. The Company has agreed to file, within ten business days of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, a registration statement with the Securities and Exchange Commission for the resale by GEM of at least 8,000,000 Common Shares less any Common Shares sold by GEM before the Closing Date.

The foregoing description of the SPA and the Mandatory Convertible Security do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and the form of Mandatory Convertible Security, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, including statements relating to the closing of the transaction contemplated by the SPA, are forward-looking statements. These statements are based on the beliefs of management as well as assumptions made using information currently available to management. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the Company may not successfully consummate the transaction contemplated by the SPA; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risks associated with the Company’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

4.1	Form of Mandatory Convertible Security (included within Exhibit 10.1)
10.1*	Security Purchase Agreement, dated March 1, 2024, between Surf Air Mobility, Inc. and GEM Global Yield LLC SCS
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: March 6, 2024	By:	/s/ Stan Little
	Name:	Stan Little
	Title:	Chief Executive Officer